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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 17, 2000


                              U.S. HOME CORPORATION
             (Exact name of registrant as specified in its charter)




        DELAWARE                      1 - 5899              21-0718930
(State or other jurisdiction of      (Commission          (IRS Employer
      incorporation)                 File Number)        Identification No.)


              10707 CLAY ROAD, HOUSTON, TEXAS                  77041
        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (713) 877-2311

                                       N/A
         (Former name or former address, if changed since last report.)









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ITEM 5. OTHER EVENTS.

         On February 17, 2000, U.S. Home Corporation ("U.S. Home") announced that it had entered into a Plan and Agreement of Merger (the "Merger Agreement"), dated as of February 16, 2000, as amended as of March 17, 2000, with Lennar Corporation ("Lennar") and Len Acquisition Corporation, a wholly-owned subsidiary of Lennar ("Acquisition"), pursuant to which U.S. Home will merge into Acquisition, with the result that the surviving corporation will be a wholly-owned subsidiary of Lennar and will be renamed U.S. Home Corporation. Pursuant to the merger, stockholders of U.S. Home will receive $36.00 for each share of U.S. Home common stock, comprised of $18.00 in cash and $18.00 in shares of Lennar common stock (with the stock portion, and therefore the total, subject to adjustment if the price of Lennar's common stock varies within certain specified limits). U.S. Home stockholders will have the right to elect to receive all of the merger consideration in either cash or stock, subject to prorations that would permit up to 55% of the total value of the merger consideration to be cash. The transaction is subject to approval by the shareholders of both companies and to any required regulatory approvals and to other customary closing conditions. A copy of the Merger Agreement was filed with the U.S. Home Form 8-K on February 28, 2000. A copy of the Amendment to Merger Agreement is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements of businesses acquired.

                  None.

        (b) Pro forma financial information.

                  None.

        (c) Exhibits.

                  99.1 Amendment to Merger Agreement, dated as of March 17, 2000, by and among U.S. Home Corporation, Lennar Corporation and Len Acquisition Corporation.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          U.S. HOME CORPORATION



Date: April 13, 2000                       By:  /s/ Chester P. Sadowski
                                                -----------------------------
                                                Chester P. Sadowski
                                                Senior Vice President -
                                                Controller and Chief Accounting
                                                Officer
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                                  EXHIBIT INDEX




Exhibit No.      Exhibit
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99.1             Amendment to Merger Agreement, dated as of March 17, 2000, by and among Lennar Corporation, Len Acquisition Corporation and
                 U.S. Home Corporation.